UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 21, 2008
MEADOWBROOK INSURANCE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or other jurisdiction of incorporation)	38-2626206 (I.R.S. Employer Identification Number)
1-14094
(Commission File Number)

26255 American Drive Southfield, Michigan (Address of Principal Executive Offices)	48034 (Zip Code)
(248) 358-1100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
On February 20, 2008, Meadowbrook Insurance Group, Inc. (“Meadowbrook”) and ProCentury Corporation (“ProCentury”) issued a joint press release to announce a conference call at 11:30 am Eastern time on February 21, 2008 regarding the merger agreement between Meadowbrook and ProCentury. Attached as Exhibit 99.1 is a transcript of that conference call. While every effort has been made to provide an accurate transcription, there may be typographical mistakes, inaudible statements, errors, omissions or inaccuracies in the transcript. Meadowbrook believes that none of these inaccuracies are material. A replay of the recorded conference call will be available following the conference call until February 29, 2008 and can be accessed via Meadowbrook’s website at www.meadowbrook.com or ProCentury’s website at www.procentury.com.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
a.	None.

b.	None.

c.	Not Applicable.

d.	The following document is filed as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:
99.1	Transcript of February 21, 2008 conference call.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2008	MEADOWBROOK INSURANCE GROUP, INC. (Registrant)
	By:	/s/ Karen M. Spaun
Karen M. Spaun, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Transcript of February 21, 2008 conference call.